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                                                                EXHIBIT 99.17(A)
LOGO
                                     PROXY

            PRUDENTIAL DRYDEN FUND--PRUDENTIAL ACTIVE BALANCED FUND
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

               THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

  The undersigned hereby appoints S. Jane Rose, Marguerite E.H. Morrison and Grace Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential Dryden Fund--Prudential Active Balanced Fund, held of record by the undersigned on November 7, 1997, at the Special Meeting of Shareholders to be held on January 15, 1998, or any adjournment thereof.

  THE TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.

    1. Approval or disapproval of the Agreement and Plan of Conversion and Liquidation

            [_] APPROVE       [_] DISAPPROVE       [_] ABSTAIN

    2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                                          (over)
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(Continued from other side)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

  THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

  Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                            When signing as attorney,
                                            executor, administrator,
                                            trustee or guardian, please
                                            give full title as such. If a
                                            corporation, please sign in
                                            full corporate name by
                                            president or other authorized
                                            officer. If a partnership.
                                            please sign in partnership
                                            name by authorized person.

                                            Dated _________________ , 199

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                                            Signature

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                                            Signature if held jointly